ANGEL OAK FLEXIBLE INCOME FUND
Class A | Class T | Class C | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the
Prospectus, Statement of Additional Information, and Summary Prospectus,
each dated May 31, 2018, as supplemented

October 17, 2018

At a meeting of the Board of Trustees (the “Board”) of Angel Oak Funds Trust held on October 5, 2018, the Board approved the following changes to the Angel Oak Flexible Income Fund (the “Fund”), to be effective on December 16, 2018:

The Board approved the change of the Fund’s name from “Angel Oak Flexible Income Fund” to “Angel Oak Financials Income Fund”.

Effective December 16, 2018, all references to “Angel Oak Flexible Income Fund” in the Prospectus, Statement of Additional Information and Summary Prospectus are changed to “Angel Oak Financials Income Fund”.

In conjunction with the Fund’s name change, the Board approved changes to the Fund’s principal investment strategy. In particular, among other things, the Fund will invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase).

Effective December 16, 2018, the following will replace the section entitled “Principal Investment Strategies” in the Prospectus and Summary Prospectus:

The Fund seeks to generate current income across various market environments with a secondary focus on generating positive total return. In pursuit of the Fund’s investment objective, the Adviser intends to invest primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), senior debt, preferred securities, high yield securities and trust-preferred securities (“TruPS”).

The Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Fund’s 80% investment policy, the Fund may invest in debt securities, including sub-debt, unrated debt, senior debt, preferred securities, high yield securities and TruPS; equity securities, including common equity, preferred equity, convertible securities and warrants; structured products and securitizations, including equity and junior debt tranches of such instruments; or derivative instruments that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis.

The Adviser may allocate the Fund’s assets across several different financial institutions investments and issuers or may select a single or limited number of securities, strategies or investments, including cash and short-term investments. The fixed-income instruments in which the Fund principally invests include corporate debt obligations (domestic and non-U.S.), including U.S community bank sub-debt and debt securities of other U.S. and foreign financial services companies. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies, business developments companies (“BDCs”), real estate investment trusts (“REITs”) and financial holding companies.  Together with community banks, these types of companies are referred to as financial institutions.

The Fund may also invest in other fixed-income instruments including asset-backed securities and residential and commercial mortgage-backed securities; structured or non-structured debt instruments (such as collateralized debt and loan obligations); high-yield securities (also known as “junk bonds”); U.S. Government securities; and floating or variable rate obligation.

The Fund’s portfolio of fixed-income instruments will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.

The Fund may invest, without limitation, in fixed-income instruments of any quality and maturity. The Adviser will allocate the Fund’s investments based on its analysis of market conditions and investment opportunities in light of domestic and foreign fiscal, economic and political environments. The Fund’s portfolio managers will manage the Fund’s duration based on the Adviser’s expectations of future interest rates and market conditions. The Adviser is not limited to constructing a portfolio with a certain target duration and may cause the Fund’s duration to be negative. Duration is a measure of a fixed income security’s price sensitivity to interest rate changes. In other words, the longer a fund’s duration, the more sensitive its market value will be to changes in interest rates. A fund with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates fall.

With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly-traded community banks.  Parks Capital Management, LLC, the Fund’s subadviser (the “Subadviser”), is responsible for managing this portion of the Fund’s portfolio, and the Subadviser employs a value-oriented, research-driven approach that seeks to identify community banks with discounted valuation.

The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities, and securities of issuers that are bankrupt or in default. Among its fixed-income investments, the Fund may invest in preferred securities, and in the securities of other investment companies (including those that are part of the same group of investment companies as the Fund) that invest primarily in fixed-income securities.

In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing and (iii) various types of over-the-counter and exchange-traded derivative instruments, including structured products, swaps, futures contracts and options. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and reverse repurchase agreements. The Fund may engage in active and frequent trading of its portfolio securities.

Lastly, to provide an additional basis of comparison of the Fund’s performance, the Board approved the addition of a secondary index, the Bloomberg Barclays US Aggregate Finance Total Return Value Unhedged USD.

Effective December 16, 2018, the Bloomberg Barclays US Aggregate Finance Total Return Value Unhedged USD and its related performance will be added to the table found in the section entitled “Performance” in the Prospectus and Summary Prospectus.

Please retain this Supplement with your Prospectus, Statement of Additional Information, and Summary Prospectus for future reference.